UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

SCIPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702)897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Revolving Credit Agreement

On May 27, 2021, SciPlay Holding Company, LLC (“SciPlay Holding”), a wholly-owned indirect subsidiary of SciPlay Corporation (the “Company”), entered into Amendment No. 1 to that certain revolving credit agreement, dated as of May 7, 2019 (the “Revolver”), by and among SciPlay Holding, SciPlay Parent Company, LLC, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent and issuing lender (such amendment, “Amendment No. 1”).

Amendment No. 1 amends, among other things, certain negative covenants in the Revolver to permit SciPlay Holding to merge or consolidate with and into its direct subsidiary, Phantom EFX, LLC, which shall be renamed SciPlay Games, LLC (“SciPlay Games”) immediately following such merger. Substantially simultaneously with the merger, SciPlay Games is expected to expressly assume all obligations of SciPlay Holding as the successor borrower under the Revolver.

The foregoing description of the Revolver, as amended by Amendment No. 1, does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1, dated as of May 27, 2021, among SciPlay Holding Company, LLC, as the borrower, SciPlay Parent Company, LLC, the several lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, collateral agent and issuing lender, which amended the Credit Agreement, dated as of May 7, 2019.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

Date: May 27, 2021	By:	/s/ Michael D. Cody
	Name:	Michael D. Cody
	Title:	Chief Financial Officer